UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 20, 2010

_____________________________________________________________________

KNIGHT TRANSPORTATION, INC.
(Exact name of registrant as specified in its charter)

Arizona	001-32396	86-0649974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 W. Buckeye Road, Phoenix, AZ	85043
(Address of principal executive offices)	(Zip Code)

(602) 269-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

    On May 20, 2010, Knight Transportation, Inc., an Arizona corporation (the "Company"), held its Annual Meeting of Shareholders. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal No. 1:	Election of Class III Directors to serve a term of three years.

	For	Withheld	Broker Non-Votes
Kevin P. Knight	72,490,325	2,177,173	4,028,414
Randy Knight	70,307,644	4,359,854	4,028,414
Michael Garnreiter	73,356,131	1,311,367	4,028,414

All nominees for director were duly elected.

Proposal No. 2:	Proposal to re-approve the Company's 2005 Executive Cash Bonus Plan, to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended.

For	Against	Abstain	Broker Non-Votes
77,535,471	688,959	471,482	-

The proposal was approved.

Proposal No. 3:	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2010.

For	Against	Abstain	Broker Non-Votes
78,660,814	26,375	8,723	-

The proposal was approved.

Item 8.01	Other Events.

    On May 20, 2010, the Company issued a press release announcing that its Board of Directors increased the Company's quarterly cash dividend by 20% and declared a quarterly cash dividend of $0.06 per share of common stock.  The dividend is payable to the Company's shareholders of record as of June 4, 2010, and is expected to be paid on June 25, 2010.  A copy of the press release is attached to this report as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION

	99	Knight Transportation, Inc. press release dated May 20, 2010, announcing increased quarterly cash dividend

    The information contained in Items 8.01 and 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

    The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. There can be no assurance that future dividends will be declared.  The declaration of future dividends is subject to approval of the Board of Directors each quarter after its review of the Company's financial performance and cash needs.  Declaration of future dividends is also subject to various risks and uncertainties, including: the Company's cash flow and cash needs; compliance with applicable law; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; and the deterioration in the Company's financial condition or results.  Please refer to the last paragraph of the press release and various disclosures by the Company in its press releases, shareholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT TRANSPORTATION, INC.

Date: May 20, 2010	By:	/s/ David A. Jackson
David A. Jackson
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99	Knight Transportation, Inc. press release dated May 20, 2010, announcing increased quarterly cash dividend